UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2022
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2022, stockholders of Comstock Mining Inc. (the “Company”) approved the amendment and restatement of the articles of incorporation of the Company (the “Articles”). Among the amendments to the Articles was the change of the Company’s name to “Comstock Inc.” Accordingly, the Board of Directors of the Company also approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”) to reflect such name change among other things. The Company’s restated Articles will become effective upon filing as of May 31, 2022.
The text of the restated Articles and restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2022, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). During the Annual Meeting, stockholders of the Company were asked to consider and vote upon five proposals: (1) election of the seven Board of Directors nominees set forth in the Company's 2022 Proxy Statement, (2) ratification of the appointment of Assure CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (3) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers, (4) approval of the amendment and restatement of the Company’s articles of incorporation, and (5) approval of the Company’s 2022 equity incentive plan .

A copy of the press release announcing the results of the Annual Meeting and the other matters described in this report is attached as Exhibit 99.1 to this Form 8-K.

As of the record date for the Annual Meeting, March 31, 2022, there were 67,707,832 shares of common stock outstanding and entitled to vote. Of the shares of common stock outstanding on the record date, the holders of common stock entitled to vote with respect to 50,522,904 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Election of directors.

All of the nominees for directors were elected to serve for a term that expires at the 2023 annual meeting of stockholders, by the votes set forth below.

Nominee	Voted For	Withheld
Corrado De Gasperis	37,959,226	500,344
Leo M. Drozdoff	37,973,174	486,396
Kevin E. Kreisler	37,387,843	1,071,727
Walter A. Marting, Jr.	37,714,267	745,303
Judd B. Merrill	37,501,446	958,124
William J. Nance	37,619,356	840,214
Kristin M. Slanina	37,585,349	874,221

There were 12,063,335 broker non-votes with respect to this proposal.

2. Ratification of appointment of independent registered public accounting firm (the “auditors.”)

The appointment of Assure CPA, LLC, as the Company’s auditors for the fiscal year ending December 31, 2022, was ratified by the stockholders as set forth below.

Voted For	Voted Against	Abstain
49,059,677	1,020,532	442,695

The proposal to appoint Assure CPA, LLC was a routine matter and, therefore, there were no broker non-votes.

3. Advisory vote on executive compensation.

The stockholders approved, on a non-binding advisory basis, the compensation of the named executive officers as set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
36,099,625	1,869,460	500,485	12,063,335

4. Amendment and restatement of articles of incorporation.

The stockholders approved the amendment and restatement of the articles of incorporation, as set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
36,444,386	1,714,522	300,661	12,063,335

5. Comstock Mining Inc. 2022 Equity Incentive Plan.

The stockholders approved the Company’s 2022 Equity Incentive Plan, as set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
35,769,072	2,191,660	500,838	12,063,335

Item 7.01 Regulation FD.

The Company’s management team presented an overview of the Company’s businesses at the Annual Meeting. A copy of each presentation may be viewed at YouTube by copying and pasting the following URLs into your web browser:

Comstock Inc. Presentation by Corrado De Gasperis
https://youtu.be/AC4-926jJ3s

Electrification Products Presentation by William McCarthy
https://youtu.be/FrAaHY528_E

Cellulosic Fuels Presentation by David Winsness
https://youtu.be/odQX-4d7oaM

Item 9.01 Financial Statements and Exhibits.
d) Exhibits.
3.1 Restated Articles
3.2 Restated Bylaws
99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: June 1, 2022	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer